Adelante Funds
                                  (the "Trust")

      Supplement dated January 22, 2005 to the Prospectus and Statement of
                    Additional Information dated May 31, 2004
        (This Supplement replaces the Supplement dated November 22, 2004)


This Supplement updates all information to the contrary contained in Lend Lease Funds' Prospectus and Statement of Additional Information dated May 31, 2004. You should retain the Supplement for future reference.

Advisory Arrangements. On August 25, 2004, Lend Lease Real Estate Investments, Inc. ("LLREI"), which had served as the investment adviser to Lend Lease U.S. Real Estate Securities Fund (the "Fund") since the Fund's inception, sold its ownership interest in Lend Lease Rosen Real Estate Securities LLC ("LLR"), the Fund's subadviser since inception, to an entity wholly owned by Michael A. Torres, CEO of LLR, a trustee of the Trust and the Fund's portfolio manager, and members of his immediate family (the "Transaction"). Under the terms of the Fund's subadvisory agreement with LLR and the Investment Company Act of 1940, as amended, this transaction effected a change of control of LLR that caused an assignment of the subadvisory agreement resulting in its automatic termination. In conjunction with the Transaction, the advisory agreement between LLREI and the Fund was terminated. To replace the advisory and subadvisory agreements upon their termination, the Trust's Board of Trustees approved an interim advisory agreement (the "Interim Agreement") on behalf of the Fund with Adelante Capital Management LLC (as LLR was renamed following the Transaction) ("Adelante") on substantially the same terms as the outgoing agreements. At a shareholder meeting held on January 13, 2005, Fund shareholders approved a new advisory agreement between the Fund and Adelante (the "New Agreement") to succeed the Interim Agreement, on substantially the same terms as the outgoing agreements. The New Agreement has an initial term through August 25, 2005 and continues for additional one year terms thereafter subject to annual approval by (a) a majority of the Trustees who are not parties to the New Agreement or interested persons of the Trust or Adelante within the meaning of the 1940 Act and (b) a majority of (i) the Trustees or (ii) the Fund's outstanding shares.

The personnel involved in managing the Fund's portfolio have not changed in connection with the Transaction. Adelante does not currently foresee any change in its personnel or other capabilities that would materially affect the quality or type of services it provides to the Fund.

Related Name Changes. In conjunction with entering into the advisory agreement with Adelante discussed above, the Trust and the Fund have been renamed ADELANTE FUNDS and ADELANTE U.S. REAL ESTATE SECURITIES FUND, respectively. References throughout the Prospectus and Statement of Additional Information are deemed modified accordingly.